Exhibit 10.2
PERLEGEN SCIENCES, INC.
2001 STOCK OPTION AND INCENTIVE PLAN

ARTICLE I
GENERAL
1.1 Purpose
          The purpose of the Perlegen Sciences, Inc. 2001 Stock Option and Incentive Plan (the “Plan”) is to provide an incentive for officers, other employees, prospective employees and directors of, and consultants to, Perlegen Sciences, Inc. (the “Company”) and its subsidiaries and affiliates to acquire a proprietary interest in the success of the Company, to enhance the long-term performance of the Company and to remain in the service of the Company and its subsidiaries and affiliates.
1.2 Definitions of Certain Terms
(a)	“Award” means an award under the Plan as described in Section 1.5 and Article II.

(b)	“Award Agreement” means a written agreement entered into between the Company and a Grantee in connection with an Award.

(c)	“Beneficial Owner” has the meaning ascribed to such terms in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(d)	“Board” means the Board of Directors of the Company.

(e)	“Code” means the Internal Revenue Code of 1986, as amended.

(f)	“Committee” means the Compensation Committee of the Board.

(g)	“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

(h)	“Employment” means the Grantee being an employee of the Company or a Related Entity, or in the case of a Grantee who is not an employee of the Company or a Related Entity, the Grantee’s association with the Company or a Related Entity as a director, consultant or otherwise.

(i)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)	The “Fair Market Value” of a share of Common Stock on any date shall be (i) the closing sale price per share of Common Stock during normal trading hours on the national securities exchange on which the Common Stock is principally traded for such date or the last preceding date on which there was a sale of such Common Stock on such exchange or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock during normal trading hours in such over-the-counter market for such date or the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

(k)	“Grantee” means a person who receives an Award.

(l)	“Incentive Stock Option” means a stock option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code (or a successor provision thereof) and which is so designated in the applicable Award Agreement. Under no circumstances shall any stock option that is not specifically designated as an Incentive Stock Option be considered an Incentive Stock Option.

(m)	“Key Persons” means directors, officers and other employees of the Company or of a Related Entity, and consultants to the Company or a Related Entity.

(n)	“Option Exercise Price” means the amount payable by a Grantee on the exercise of a stock option.

(o)	“Related Entity” means any parent or subsidiary corporation of the Company or any business, corporation, partnership, limited liability company or other entity in which the Company or a parent or a subsidiary corporation holds a controlling ownership interest, directly or indirectly.

(p)	“Rule 16b-3” means Rule 16b-3 under the Exchange Act.

(q)	Unless otherwise determined by the Committee, a Grantee shall be deemed to have a “Termination of Employment” upon ceasing employment and association as a Key Person with the Company and all Related Entities. The Committee in its discretion may determine (a) whether any leave of absence constitutes a Termination of Employment for purposes of the Plan, (b) the impact, if any, of any such leave of absence on Awards theretofore made under the Plan, and (c) when a change in a Grantee’s association with the Company or a Related Entity constitutes a Termination of Employment for purposes of the Plan. The Committee may also determine whether a Grantee’s Termination of Employment is for cause and the date of termination in such case.
1.3 Administration
              (a) The Plan shall be administered by the Committee, which shall consist of not less than two directors. Except as otherwise determined by the Board, the members of the Committee shall be “non-employee directors” under Rule 16b-3, and “outside directors” under Section 162(m) of the Code. The Committee may delegate any of its powers under the Plan to a subcommittee of the Committee consisting of non-employee directors and outside directors.
              (b) The Committee or a subcommittee thereof (which hereinafter shall also be referred to as the Committee) shall have full discretion and authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Award Agreements, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, (vi) to amend the Plan to reflect changes in applicable law, (vii) to determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, canceled, forfeited or suspended, (viii) to determine whether, to what extent and under what circumstances cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee and (ix) to delegate administrative duties to employees of the Company.
             (c) Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.
             (d) The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive.
             (e) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.
             (f) Notwithstanding anything to the contrary contained herein: (a) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board and (b) the Board may, in its sole discretion, at any time and from time to time, grant Awards or resolve to administer the Plan. In either of the foregoing events, the Board shall have all of the authority and responsibility granted to the Committee herein.
1.4 Persons Eligible for Awards
          Awards under the Plan may be made to such Key Persons as the Committee shall select in its discretion.
1.5 Types of Awards Under Plan
          Awards may be made under the Plan in the form of stock options, including Incentive Stock Options, stock appreciation rights, restricted stock, restricted stock units, performance shares and share units and other stock-based Awards, as set forth in Article II.
1.6 Shares Available for Awards
             (a) Total shares available. The total number of shares of Common Stock, which may be transferred pursuant to Awards granted under the Plan shall not exceed 10,200,000 shares. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. If any Award is forfeited or otherwise terminates or is canceled without the delivery of shares of Common Stock, shares of Common Stock are surrendered or withheld from any Award to satisfy a Grantee’s income tax withholding obligations, or shares of Common Stock owned by a Grantee are tendered to pay the exercise price of options granted under the Plan, then the shares covered by such forfeited, terminated or canceled Award or which are equal to the number of shares surrendered, withheld or tendered shall again become available for transfer pursuant to Awards granted or to be granted under this Plan. Any shares of Common Stock delivered by the Company, any shares of Common Stock with respect to which Awards are made by the Company and any shares of Common Stock with respect to which the Company becomes obligated to make Awards, through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares available for Awards under this Plan.

             (b) Adjustments. The number of shares of Common Stock covered by each outstanding Award, the number of shares available for Awards, the number of shares that may be subject to Awards to any one Grantee, and the price per share of Common Stock covered by each such outstanding Award may be proportionately adjusted, as determined in the sole discretion of the Committee, for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or to reflect any distributions to holders of Common Stock other than regular cash dividends; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. After any adjustment made pursuant to this paragraph, the number of shares subject to each outstanding Award shall be rounded to the nearest whole number.
ARTICLE II
AWARDS UNDER THE PLAN
2.1 Award Agreements
          Each Award granted under the Plan shall be evidenced by an Award Agreement which shall contain such provisions as the Committee in its discretion deems necessary or desirable. Such provisions may include, without limitation, a requirement that the Grantee become a party to a shareholders’ agreement with respect to any shares of Common Stock acquired pursuant to the Award, a requirement that the Grantee acknowledge that such shares are acquired for investment purposes only, and a right of first refusal exercisable by the Company in the event that the Grantee wishes to transfer any such shares. The Committee may grant Awards in tandem with or in substitution for any other Award or Awards granted under this Plan or in connection with satisfaction of any award granted under any other plan of the Company. Payments or transfers to be made by the Company upon the grant, exercise or payment of an Award may be made in such form as the Committee shall determine, including cash, shares of Common Stock, other securities, other Awards or other property and may be made in a single payment or transfer, in installments or on a deferred basis. A Grantee shall have no rights with respect to an Award unless such Grantee accepts the Award within such period as the Committee shall specify by executing an Award Agreement in such form as the Committee shall determine and, if the Committee shall so require, makes payment to the Company in such amount as the Committee may determine. The Committee shall determine if loans (whether or not secured by shares of Common Stock) may be extended or guaranteed by the Company with respect to any Awards.
2.2 No Rights as a Shareholder
          No Grantee of an Award (or other person having rights pursuant to such Award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such Award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.6(b), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.3 Grant of Stock Options, Stock Appreciation Rights and Additional Options
          (a) The Committee may grant stock options, including Incentive Stock Options to purchase shares of Common Stock from the Company, to such Key Persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion.
          (b) The Committee may grant stock appreciation rights to such Key Persons, in such amounts and subject to such terms and conditions, as the Committee shall determine in its discretion. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any stock option granted under the Plan. A stock appreciation right may be granted at or after the time of grant of such option.
          (c) The Grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over (ii) the exercise price of such right as set forth in the Award Agreement (or over the option exercise price if the stock appreciation right is granted in connection with a stock option), multiplied by (iii) the number of shares with respect to which the stock appreciation right is exercised. Payment to the Grantee upon exercise of a stock appreciation right shall be made in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, as the Committee shall determine in its discretion. Upon the exercise of a stock appreciation right granted in connection with a stock option, the number of shares subject to the option shall be correspondingly reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of a stock option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be correspondingly reduced by the number of shares with respect to which the option is exercised.
          (d) Each Award Agreement with respect to a stock option shall set forth the Option Exercise Price, which shall be determined by the Committee in its discretion; provided, however, with respect to an option granted prior to the time at which the requirements of Section 25100(o) of the California Corporations Code, to the extent applicable and as modified from time to time (relating to securities listed on a national exchange) are satisfied, the Option Exercise Price per share shall not be less than 85% of the Fair Market Value of a share of Common Stock on the date the option is granted, except that the option exercise price per share for grants to individuals who own more than 10% of the total voting power of all classes of outstanding Common Stock of the Company, its parent or any of its subsidiaries shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the option is granted.
          (e) Each Award Agreement with respect to a stock option or stock appreciation right shall set forth the periods during which the Award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its discretion; provided, however, that no Incentive Stock Option (or a stock appreciation right granted in connection with an Incentive Stock Option) shall be exercisable more than 10 years after the date of grant. In addition, with respect to a stock option or stock appreciation right granted prior to the time at which the requirements of Section 25100(o) of the California Corporations Code, to the extent applicable and as modified from time to time (relating to securities listed on a national exchange) are satisfied, no such option or stock appreciation right shall have a term in excess of 120 months from the date of grant.
          (f) The Committee in its discretion may include in any Award Agreement with respect to a stock option (the “original option”) a provision that an additional stock option (the “additional option”) shall be granted to any Grantee who, pursuant to Section 2.4(c), delivers shares of Common Stock in partial or full payment of the exercise price of the original option. The additional option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an Option Exercise Price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that an Award Agreement provides for the grant of an additional option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Common Stock on its date of grant, and that any shares that are delivered pursuant to Section 2.4(c) in payment of such exercise price shall have been held by the Grantee for at least six months.
          (g) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company are first exercisable by any Grantee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under Section 422 of the Code, such options shall be treated as nonqualified stock options.
          (h) Notwithstanding the provisions of Sections 2.3(d) and (e), to the extent required under Section 422 of the Code, an Incentive Stock Option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of Section 422(b)(6) of the Code) unless (i) at the time such Incentive Stock Option is granted the Option Exercise Price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date granted.
2.4 Exercise of Stock Options and Stock Appreciation Rights
          Each stock option or stock appreciation right granted under the Plan shall be exercisable as follows:
          (a) A stock option or stock appreciation right shall become exercisable at such time or times as determined by the Committee; provided, however, that any option or stock appreciation right granted prior to the time at which the requirements of Section 25100(o) of the California Corporations Code, to the extent applicable and as modified from time to time (relating to securities listed on a national exchange), are satisfied, in the case a Grantee who is not an officer of the Company, an outside director of the Company or a consultant to the Company, shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the date of grant.

          (b) Unless the applicable Award Agreement otherwise provides, a stock option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such Award is then exercisable (but, in any event, only for whole shares). A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised. A stock option or stock appreciation right shall be exercised by written notice to the Company, on such form and in such manner as the Committee shall prescribe.
          (c) Any written notice of exercise of a stock option shall be accompanied by payment of the Option Exercise Price for the shares being purchased. Such payment shall be made (i) in cash (by certified check or as otherwise permitted by the Committee), or (ii) to the extent specified in the Award Agreement (A) by delivery of shares of Common Stock (which, if acquired pursuant to the exercise of a stock option or under an Award made under this Plan or any other compensatory plan of the Company, were acquired at least six (6) months prior to the option exercise date) having a Fair Market Value (determined as of the exercise date) equal to all or part of the Option Exercise Price and cash for any remaining portion of the Option Exercise Price, or (B) to the extent permitted by law, by such other method as the Committee may from time to time prescribe, including a cashless exercise procedure through a broker-dealer.
          (d) Promptly after receiving payment of the full Option Exercise Price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares of Common Stock, the Company shall, subject to the provisions of Section 3.3 (relating to certain restrictions), deliver to the Grantee or to such other person as may then have the right to exercise the Award, a certificate or certificates for the shares of Common Stock for which the Award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, a Grantee may direct the Company to deliver the certificate(s) to the Grantee’s broker-dealer.
2.5 Termination of Employment
          (a) Except to the extent otherwise provided in paragraphs (b) and (c) below or in the applicable Award Agreement, all stock options and stock appreciation rights not theretofore exercised shall terminate upon the Grantee’s Termination of Employment for any reason.
          (b) Upon the Termination of Employment of the Grantee for any reason other than death or dismissal for cause, the Grantee may exercise any outstanding stock option or stock appreciation right on the following terms and conditions, unless otherwise provided in the Award Agreement: (i) exercise may be made only to the extent that the Grantee was entitled to exercise the Award on the date of the Termination of Employment; and (ii) exercise must occur within ninety (90) day after the Termination of Employment, except that this ninety (90) day period shall be increased to one year if the termination is by reason of disability, but in no event after the expiration date of the Award as set forth in the Award Agreement. In the case of an Incentive Stock Option, the term “disability” for purposes of the preceding sentence shall have the meaning given to it by Section 422(c)(6) of the Code.

          (c) If a Grantee dies while employed by the Company or a Related Entity, or after a Termination of Employment but during the period in which the Grantee’s Awards are exercisable pursuant to paragraph (b) above, any outstanding stock option or stock appreciation right shall be exercisable on the following terms and conditions: (i) exercise may be made only to the extent that the Grantee was entitled to exercise the Award on the date of death and (ii) exercise must occur by the earlier of the first anniversary of the Grantee’s death or the expiration date of the Award. Any such exercise of an Award following a Grantee’s death shall be made only by the Grantee’s executor or administrator, unless the Grantee’s will specifically disposes of such Award, in which case such exercise shall be made only by the recipient of such specific disposition. If a Grantee’s personal representative or the recipient of a specific disposition under the Grantee’s will shall be entitled to exercise any Award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the Grantee.
          (d) Notwithstanding the above paragraphs of this Section, the following time limits shall be provided, at a minimum, with respect to stock options and stock appreciation rights granted prior to the time at which the requirements of Section 25100(o) of the California Corporations Code, to the extent applicable and as modified from time to time (relating to securities listed on a national exchange) are satisfied: (i) with respect to clause (ii) of paragraph (b) of this Section, an exercise period of at least 30 days from the date of the Termination of Employment or 6 months if the termination is by reason of disability and (ii) with respect to clause (ii) of paragraph (c) of this Section, an exercise period of at least 6 months from the date of the Termination of Employment, but in either event no later than the expiration date of the Award.
2.6 Grant of Restricted Stock
          (a) The Committee may grant restricted shares of Common Stock to such Key Persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock Awards may be made independently of or in connection with any other Award.
          (b) The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock covered by the Award. Upon the issuance of such certificate(s), the Grantee shall have the rights of a shareholder with respect to the restricted stock, subject to the transfer restrictions and the Company repurchase rights described in paragraphs (d) and (e) below and to such other restrictions and conditions as the Committee in its discretion may include in the applicable Award Agreement.
          (c) Unless the Committee shall otherwise determine, any certificate issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable Award Agreement.
          (d) Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in this Plan or the applicable Award Agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse. Unless the applicable Award Agreement provides otherwise, additional shares of Common Stock or other property distributed to the Grantee in respect of shares of restricted stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such restricted stock. With respect to restricted stock granted prior to the time at which the requirements of Section 25100(o) of the California Corporations Code, to the extent applicable and as modified from time to time (relating to securities listed on a national exchange), are satisfied, in the case of a Grantee who is not an officer of the Company, an outside director of the Company or a consultant to the Company, the nontransferability of the restricted stock shall lapse at least as rapidly as 20% per year over the five-year period commencing on the date of grant.
          (e) During the 90 days following the Grantee’s Termination of Employment for any reason, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the Grantee (or the Grantee’s estate) in cash any amount paid by the Grantee for such shares.
2.7 Grant of Restricted Stock Units
          (a) The Committee may grant Awards of restricted stock units to such Key Persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other Award under the Plan.
          (b) At the time of grant, the Committee shall specify the date or dates on which the restricted stock units shall become vested, and may specify such conditions to vesting as it deems appropriate. Unless otherwise determined by the Committee, in the event of the Grantee’s Termination of Employment for any reason, restricted stock units that have not vested shall be forfeited and canceled. The Committee at any time may accelerate vesting dates and otherwise waive or amend any conditions of an Award of restricted stock units. With respect to restricted stock units granted prior to the time at which the requirements of Section 25100(o) of the California Corporations Code, to the extent applicable and as modified from time to time (relating to securities listed on a national exchange), are satisfied, in the case of a Grantee who is not an officer of the Company, an outside director of the Company or a consultant to the Company, the restricted stock units shall vest at least as rapidly as 20% per year over the five-year period commencing on the date of grant.
          (c) At the time of grant, the Committee shall specify the maturity date applicable to each grant of restricted stock units, which may be determined at the election of the Grantee. Such date may be later than the vesting date or dates of the Award. On the maturity date, the Company shall transfer to the Grantee one unrestricted, fully transferable share of Common Stock for each vested restricted stock unit scheduled to be paid out on such date and as to which all other conditions to the transfer have been fully satisfied. The Committee shall specify the purchase price, if any, to be paid by the Grantee to the Company for such shares of Common Stock.
2.8 Grant of Performance Shares and Share Units
          The Committee may grant performance shares in the form of actual shares of Common Stock or share units having a value equal to an identical number of shares of Common Stock to such Key Persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. In the event that a stock certificate is issued in respect of performance shares, such certificates shall be registered in the name of the Grantee but shall be held by the Company until the time the performance shares are earned. The performance conditions and the length of the performance period shall be determined by the Committee. The Committee shall determine in its sole discretion whether performance shares granted in the form of share units shall be paid in cash, Common Stock, or a combination of cash and Common Stock.
2.9 Other Stock-Based Awards
          The Committee may grant other types of stock-based Awards to such Key Persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such Awards may entail the transfer of actual shares of Common Stock, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.
2.10 Grant of Dividend Equivalent Rights
          The Committee may in its discretion include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such Award is outstanding and unexercised, on the shares of Common Stock covered by such Award if such shares were then outstanding. In the event such a provision is included in an Award Agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.
ARTICLE III
MISCELLANEOUS
3.1 Amendment of the Plan; Modification of Awards
          (a) The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations of the Grantee under any Award theretofore made under the Plan without the consent of the Grantee (or, after the Grantee’s death, the person having the right to exercise or receive payment of the Award). For purposes of the Plan, any action of the Board or the Committee that alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of any Grantee.
          (b) Shareholder approval of any amendment shall be obtained to the extent necessary to comply with Section 422 of the Code (relating to Incentive Stock Options) or any other applicable law or regulation.
          (c) The Committee may amend any outstanding Award Agreement, including, without limitation, by amendment which would accelerate the time or times at which the Award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the Award Agreement. However, any such amendment (other than an amendment pursuant to paragraphs (a) or (d) of this Section or an assumption pursuant to Section 3.7(b)) that materially impairs the rights or materially increases the obligations of a Grantee under an outstanding Award shall be made only with the consent of the Grantee (or, upon the Grantee’s death, the person having the right to exercise the Award).

          (d) Notwithstanding anything to the contrary in this Section, the Board or the Committee shall have full discretion to amend the Plan to the extent necessary to permit the Company to utilize the pooling-of-interests accounting method or to preserve fixed accounting treatment with respect to any Award pursuant to APB 25, as revised from time to time, and any outstanding Award Agreement shall be deemed to be so amended to the same extent, without obtaining the consent of any Grantee (or, after the Grantee’s death, the person having the right to exercise or receive payment of the affected Award), without regard to whether such amendment adversely affects a Grantee’s rights under the Plan or such Award Agreement.
3.2 Tax Withholding
          (a) As a condition to the receipt of any shares of Common Stock pursuant to any Award or the lifting of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, FICA tax), the Company shall be entitled to require that the Grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy such withholding obligation.
          (b) If the event giving rise to the withholding obligation is a transfer of shares of Common Stock, then, to the extent specified in the applicable Award Agreement and unless otherwise permitted by the Committee, the Grantee may satisfy only the minimum statutory withholding obligation imposed under paragraph (a) by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld. For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount shall be settled in cash).
3.3 Restrictions
          (a) If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the issuance or purchase of shares of Common Stock or other rights thereunder, or the taking of any other action thereunder (a “Plan Action”), then no such Plan Action shall be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.
          (b) The term “consent” as used herein with respect to any action referred to in paragraph (a) means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies, and (iv) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein shall require the Company to list, register or qualify the shares of Common Stock on any securities exchange.

3.4 Nonassignability
          Except to the extent otherwise provided in the applicable Award Agreement, no Award or right granted to any person under the Plan shall be assignable or transferable other than by will or by the laws of descent and distribution, and all such Awards and rights shall be exercisable during the life of the Grantee only by the Grantee or the Grantee’s legal representative. Notwithstanding the immediately preceding sentence, the Committee may permit a Grantee to transfer any stock option which is not an Incentive Stock Option to one or more of the Grantee’s immediate family members or to trusts established in whole or in part for the benefit of the Grantee and/or one or more of such immediate family members. For purposes of the Plan, (i) the term “immediate family” shall mean the Grantee’s spouse and issue (including adopted and step children) and (ii) the phrase “immediate family members or to trusts established in whole or in part for the benefit of the Grantee and/or one or more of such immediate family members” shall be further limited, if necessary, so that neither the transfer of a nonqualified stock option to such immediate family member or trust, nor the ability of a Grantee to make such a transfer shall have adverse consequences to the Company or the Grantee by reason of Section 162(m) of the Code.
3.5 Requirement of Notification of Election Under Section 83(b) of the Code
     If a Grantee, in connection with the acquisition of shares of Common Stock under the Plan, is permitted under the terms of the Award Agreement to make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code notwithstanding the continuing transfer restrictions) and the Grantee makes such an election, the Grantee shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.
3.6 Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code
          If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.
3.7 Merger, Sale, or Liquidation of the Company
          (a) In the event of (i) a merger or consolidation (“merger”) of the Company with or into any other corporation or entity, (ii) a sale of all or substantially all of the Company’s assets (“sale”) to any other corporation or entity or (iii) any transaction by which another person, corporation or entity (other than Affymetrix, Inc. (“Affymetrix”) and any corporation or entity in which Affymetrix holds a controlling interest, directly or indirectly) becomes the Beneficial Owner of more than 50% of the issued and outstanding shares of capital stock of the Company (in each case, such other corporation or acquiring entity being referred to as the “successor corporation”), outstanding Awards shall, at the option of the successor corporation, either (1) be assumed or an equivalent award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation or (2) if not so assumed or substituted, immediately vest

(including treating any performance conditions as being met) and be cashed out by the Company based upon the Fair Market Value of the shares of Common Stock, the exercise price, if any, of any Awards and the number of shares of Common Stock subject to the Awards. If outstanding Awards are assumed or substituted as provided in (a)(1) above and shareholders of the Company immediately before the merger or sale do not own more than 55% of the shares of successor corporation (unless such successor corporation is Affymetrix or a corporation or entity in which holds a controlling interest, directly or indirectly) stock that vote in the election of its directors after the merger or sale (a “Qualifying Transaction”), each Grantee shall be credited with an additional 12 months of service for vesting purposes (including treating any performance conditions in effect for such 12 month period as being met). For the purposes of this paragraph: an Award that has an exercise price shall be considered assumed or substituted pursuant to clause (1) if in the reasonable determination of the Committee (x) the aggregate intrinsic value (the difference between the fair market value and the exercise price per share of common stock) of the assumed or substituted award immediately after the merger or sale is substantially the same as the aggregate intrinsic value of such Award immediately before such transaction and (y) the ratio of the exercise price per assumed or substituted award to the fair market value per share of successor corporation stock immediately after the merger or sale is substantially the same as the ratio on such Award immediately before such merger or sale; and an Award that does not have an exercise price shall be considered assumed if in the reasonable determination of the Committee the fair market value of the aggregate shares underlying the assumed or substituted award immediately after the merger or sale is substantially the same as the fair market value of the aggregate shares of Common Stock underlying the Award immediately before such merger or sale.
          (b) In the event of a Qualifying Transaction where the successor corporation assumes or substitutes for any outstanding Awards as provided in (a)(1) above, if within 18 months of the consummation of such merger or sale the Grantee’s employment with the successor corporation is terminated by the successor corporation other than for cause or the Grantee terminates employment with the successor corporation for good reason, then all outstanding Awards owned by such Participant shall immediately vest (including treating any performance conditions as being met) and be cashed out by the successor corporation as described in (a)(2) above and any right of recapture provided in such Grantee’s Award Agreement shall not be applicable. For purposes hereof, the term “cause” shall have the meaning specified in the Grantee’s Award agreement or as otherwise determined by the Committee in its discretion, and the term “good reason” shall have the meaning specified in the Grantee’s Award agreement or as otherwise determined by the Committee in its discretion.
          (c) In the event of a liquidation or dissolution of the Company, all of each Grantee’s outstanding Awards shall immediately vest (including treating any performance conditions as being met) and be cashed out by the Company as described in (a)(2) above.
3.8 No Right to Employment
          Nothing in the Plan or in any Award Agreement shall confer upon any Grantee the right to continue in the employ of the Company or affect any right which the Company may have to terminate such employment at any time (with or without cause).

3.9 Nature of Payments
          Any and all grants of Awards and issuances of shares of Common Stock under the Plan shall constitute a special incentive payment to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement with the Grantee, unless such plan or agreement specifically provides otherwise.
3.10 Non-Uniform Determinations
          The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the persons to receive Awards under the Plan, and the terms and provisions of Awards under the Plan.
3.11 Other Payments or Awards
          Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.
3.12 Section Headings
          The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.
3.13 Effective Date and Term of Plan
          (a) Unless otherwise determined by the Board, all Awards under the Plan prior to shareholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all Awards thereunder shall terminate on that date.
          (b) Unless sooner terminated by the Board, the provisions of the Plan respecting the grant of Incentive Stock Options shall terminate the day before the tenth anniversary of the adoption of the Plan by the Board. All Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.
          (c) If on the tenth anniversary of the date the Plan is adopted by the Board, the requirements set forth in Section 25100(o) of the California Corporations Code, to the extent applicable and as modified from time to time (relating to securities listed on a national exchange), have not been or are not satisfied, then the Plan shall terminate. All Awards made under the Plan prior to its termination under this Section 3.13(c) shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.
3.14 Governing Law
          All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

3.15 Financial Reports
          With respect to periods prior to the time that the requirements set forth in Section 25100(o) of the California Corporations Code, to the extent applicable and as modified from time to time (relating to securities listed on a national exchange), are not satisfied, the Company each year shall furnish to optionees, Grantees and stockholders who have received Common Stock under the Plan its balance sheet and income statement, unless such optionees, Grantees or stockholders are key employees whose duties with the Company assure them access to equivalent information. Such balance sheet and income statement need not be audited.
3.16 Severability; Entire Agreement
          If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided, that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.
3.17 Waiver of Claims
          Each grantee of an Award recognizes and agrees that prior to being selected by the Committee to receive an Award he or she has no right to any benefits hereunder. Accordingly, in consideration of the grantee’s receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to this Plan or an Award Agreement to which his or her consent is expressly required by the express terms of the Plan or an Award Agreement).
3.18 No Third Party Beneficiaries
          Except as expressly provided therein, neither the Plan nor any Award Agreement shall confer on any person other than the Company and the grantee of any Award any rights or remedies thereunder.
3.19 Successors and Assigns
          The terms of this Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

PERLEGEN SCIENCES, INC.
2001 STOCK OPTION AND INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
          This Award Agreement (the “Agreement”) is entered into between Perlegen Sciences, Inc., a Delaware corporation (the “Company”), and the Grantee whose name is set forth below, pursuant to the Perlegen Sciences, Inc. 2001 Stock Option and Incentive Plan (the “Plan”). Capitalized terms used in this Agreement and not defined herein are defined in the Plan.
ARTICLE I
Grant of Option
     Section 1.1 Grant of Option
          The Company hereby grants to the Grantee a non-qualified stock option (“Option”) to purchase shares of the Company’s common stock (the “Common Stock”) on the terms set forth below:

Grantee

Capacity in Which Granted

Grant Date

Number of Shares Subject to Option

Exercise Price per Share

Expiration Date
ARTICLE II
Vesting; Exercise; Expiration
     Section 2.1 Vesting
          The right to exercise this Option shall vest in installments as follows:

On or after:	This Option shall be exercisable as to:
25% of the total shares subject to this Option

On or after:	This Option shall be exercisable as to:
an additional 25% of the total shares subject to this Option an additional 25% of the total shares subject to this Option an additional 25% of the total shares subject to this Option
No installment of the Option shall vest after the Termination of Employment of the Grantee or Grantee’s permanent disability or death.
     Section 2.2 Exercise
          Grantee may exercise vested options by delivering a written notice, in such form and manner prescribed by the Company, setting forth the number of shares of Common Stock with respect to which the Option is exercised and delivering the aggregate Exercise Price for such number of shares, in accordance with the provisions of the Plan. An Option may be exercised only for a whole number of shares. At the time of exercise, Grantee shall pay to the Company, or make arrangements for payment to the satisfaction of the Company, such amount as the Company deems necessary to satisfy its obligation to withhold Federal, state, local or other taxes incurred by reason of such exercise.
     Section 2.3 Company Call
          During any period prior to an initial public offering of the Company’s shares of Common Stock, the Company shall have the right, but not the obligation, to purchase during the Call Period (as defined below) any part or all of the shares purchased by Grantee pursuant to this Option. The “Call Period” shall be the ninety-day period following Grantee’s Termination of Employment for any reason, provided, however that with respect to any shares purchased by Grantee pursuant to Section 2.4(b) following Termination of Employment, the Call Period shall be the greater of (a) ninety days following Termination of Employment, or (b) thirty days following such purchase by the Grantee. The price per share for any purchase by the Company shall be the fair market value of the Company’s common stock as determined by the Board of Directors of the Company, taking into consideration such factors as the Board deems advisable, including, but not limited to, the valuation at the Company’s most recent round of equity financing, and recent developments at the Company and in the general industry. Payment for any shares so purchased by the Company shall be made in a cash lump sum or pursuant to any other method agreed by the Company and Grantee.
     Section 2.4 Expiration
          This Agreement shall expire on, and the Option may not be exercised after, the earliest to occur of the following:
(a)	The expiration date set forth in Article I;

(b)	Ninety days after the termination of employment of the Grantee for any reason, except disability, death or by the Company for Cause;

(c)	The termination of employment of the Grantee by the Company for Cause;

(d)	One year after the date of the disability or death of the Grantee.
     Section 2.5 “Cause”
          “Cause” shall mean the willful and continued failure by Grantee to perform substantially his duties with Company (other than any such failure resulting from incapacity due to physical or mental illness) after a demand for substantial performance is delivered to Grantee by the Company which specifically identifies the manner in which Company believes Grantee has not substantially performed his duties; conviction of a felony; habitual abuse of narcotics or alcohol; or fraud, material dishonesty or gross misconduct in connection with the business of the Company.
ARTICLE III
     Section 3.1 Non-transferability of Option
          The Option and rights granted hereunder shall not be transferred, assigned, pledged or exchanged in any manner whatsoever, whether voluntarily or involuntarily, by the Grantee, otherwise than by will or the laws of descent and distribution or to an immediate family member (as defined in the Plan), and is exercisable during the Employee’s lifetime only by the Employee or by the Employee’s legal representative or such immediate family member.
     Section 3.2 Securities Law Matters
(a)	Upon each issuance of shares of stock following proper exercise by Grantee, the Grantee, a transferee permitted under Section 3.1, or Grantee’s legal representative, or heirs receiving the shares, shall, if requested by the Company in order to comply with federal or state securities laws, represent in writing to the Company that such shares are being acquired for investment and with no view to any distribution thereof or shall make such other representations in writing to the Company, with respect to the further transfer of such shares, as may be deemed by the Company to be necessary or desirable under the applicable securities laws. The Company, at its sole discretion, may take all reasonable steps, including the affixing of a legend on certificates issued in connection with such shares of stock, or the imposition of stop-transfer instructions, to achieve compliance.

(b)	Grantee hereby agrees to subject any shares purchased pursuant to this Option to a lock-up period of up to 12 months if requested by the Company, pursuant to a request by the underwriters, in connection with and following any underwritten public offering of equity securities.
     Section 3.3 Incorporation of Plan by Reference; Supremacy of Plan Provisions
          The Plan is hereby incorporated into this Agreement by reference to the same extent as though it were set forth in full herein. If there is any conflict between the provisions of the Plan and any provision of this Agreement, this Agreement shall be construed and enforced in accordance with the provisions of the Plan and this Agreement without regard to the conflicting provision of the Agreement.
     Section 3.4 Merger or Sale of Company
          In the event of (i) a merger or consolidation of the Company with or into any other corporation or entity, (ii) a sale of all or substantially all of the Company’s assets to any other corporation or entity or (iii) any transaction by which another person, corporation or entity (other than Affymetrix and any corporation or entity in which Affymetrix holds a controlling interest, directly or indirectly) becomes the Beneficial Owner of more than 50% of the issued and outstanding Shares of the Company, outstanding Options shall be treated as set forth in Section 3.7 of the Plan.

Executed as of the Grant Date:

Perlegen Sciences, Inc.

By

Name:

Title:

Grantee

PERLEGEN SCIENCES, INC.
2001 STOCK OPTION AND INCENTIVE PLAN
INCENTIVE STOCK OPTION AWARD AGREEMENT
          This Award Agreement (the “Agreement”) is entered into between Perlegen Sciences, Inc., a Delaware corporation (the “Company”), and the Grantee whose name is set forth below, pursuant to the Perlegen Sciences, Inc. 2001 Stock Option and Incentive Plan (the “Plan”). Capitalized terms used in this Agreement and not defined herein are defined in the Plan.
ARTICLE I
Grant of Option
     Section 1.1 Grant of Option
          The Company hereby grants to the Grantee an option intended to qualify as an incentive stock option under Section 422 of the Code (“Option”) to purchase shares of the Company’s common stock (the “Common Stock”) on the terms set forth below:

Grantee

Capacity in Which Granted

Grant Date

Number of Shares Subject to Option

Exercise Price per Share

Expiration Date
To the extent the exercise of this Option fails to qualify, for whatever reason, as the exercise of an incentive stock option, it will be considered the exercise of a non-qualified stock option.
ARTICLE II
Vesting; Exercise; Expiration
     Section 2.1 Vesting
          The right to exercise this Option shall vest in installments as follows:

On or after:	This Option shall be exercisable as to:
25% of the total shares subject to this Option

On or after:	This Option shall be exercisable as to:
an additional 25% of the total shares subject to this Option an additional 25% of the total shares subject to this Option an additional 25% of the total shares subject to this Option
No installment of the Option shall vest after the Termination of Employment of the Grantee or Grantee’s permanent disability or death.
     Section 2.2 Exercise
          Grantee may exercise vested options by delivering a written notice, in such form and manner prescribed by the Company, setting forth the number of shares of Common Stock with respect to which the Option is exercised and delivering the aggregate Exercise Price for such number of shares, in accordance with the provisions of the Plan. An Option may be exercised only for a whole number of shares. At the time of exercise, Grantee shall pay to the Company, or make arrangements for payment to the satisfaction of the Company, such amount as the Company deems necessary to satisfy its obligation to withhold Federal, state, local or other taxes incurred by reason of such exercise.
     Section 2.3 Company Call
          During any period prior to an initial public offering of the Company’s shares of Common Stock, the Company shall have the right, but not the obligation, to purchase during the Call Period (as defined below) any part or all of the shares purchased by Grantee pursuant to this Option. The “Call Period” shall be the ninety-day period following Grantee’s Termination of Employment for any reason, provided, however that with respect to any shares purchased by Grantee pursuant to Section 2.4(b) following Termination of Employment, the Call Period shall be the greater of (a) ninety days following Termination of Employment, or (b) thirty days following such purchase by the Grantee. The price per share for any purchase by the Company shall be the fair market value of the Company’s common stock as determined by the Board of Directors of the Company, taking into consideration such factors as the Board deems advisable, including, but not limited to, the valuation at the Company’s most recent round of equity financing, and recent developments at the Company and in the general industry. Payment for any shares so purchased by the Company shall be made in a cash lump sum or pursuant to any other method agreed by the Company and Grantee.
     Section 2.4 Expiration
          This Agreement shall expire on, and the Option may not be exercised after, the earliest to occur of the following:
(a)	The expiration date set forth in Article I;

(b)	Ninety days after the termination of employment of the Grantee for any reason, except disability, death or by the Company for Cause;

(c)	The termination of employment of the Grantee by the Company for Cause;

(d)	One year after the date of the disability or death of the Grantee.
     Section 2.5 “Cause”
          “Cause” shall mean the willful and continued failure by Grantee to perform substantially his duties with Company (other than any such failure resulting from incapacity due to physical or mental illness) after a demand for substantial performance is delivered to Grantee by the Company which specifically identifies the manner in which Company believes Grantee has not substantially performed his duties; conviction of a felony; habitual abuse of narcotics or alcohol; or fraud, material dishonesty or gross misconduct in connection with the business of the Company.
ARTICLE III
     Section 3.1 Non-transferability of Option
          The Option and rights granted hereunder shall not be transferred, assigned, pledged or exchanged in any manner whatsoever, whether voluntarily or involuntarily, by the Grantee, otherwise than by will or the laws of descent and distribution or to an immediate family member (as defined in the Plan), and is exercisable during the Employee’s lifetime only by the Employee or by the Employee’s legal representative or such immediate family member.
     Section 3.2 Securities Law Matters
(a)	Upon each issuance of shares of stock following proper exercise by Grantee, the Grantee, a transferee permitted under Section 3.1, or Grantee’s legal representative, or heirs receiving the shares, shall, if requested by the Company in order to comply with federal or state securities laws, represent in writing to the Company that such shares are being acquired for investment and with no view to any distribution thereof or shall make such other representations in writing to the Company, with respect to the further transfer of such shares, as may be deemed by the Company to be necessary or desirable under the applicable securities laws. The Company, at its sole discretion, may take all reasonable steps, including the affixing of a legend on certificates issued in connection with such shares of stock, or the imposition of stop-transfer instructions, to achieve compliance.

(b)	Grantee hereby agrees to subject any shares purchased pursuant to this Option to a lock-up period of up to 12 months if requested by the Company, pursuant to a request by the underwriters, in connection with and following any underwritten public offering of equity securities.
     Section 3.3 Incorporation of Plan by Reference; Supremacy of Plan Provisions
          The Plan is hereby incorporated into this Agreement by reference to the same extent as though it were set forth in full herein. If there is any conflict between the provisions of the Plan and any provision of this Agreement, this Agreement shall be construed and enforced in accordance with the provisions of the Plan and this Agreement without regard to the conflicting provision of the Agreement.
     Section 3.4 Merger or Sale of Company
          In the event of (i) a merger or consolidation of the Company with or into any other corporation or entity, (ii) a sale of all or substantially all of the Company’s assets to any other corporation or entity or (iii) any transaction by which another person, corporation or entity (other than Affymetrix and any corporation or entity in which Affymetrix holds a controlling interest, directly or indirectly) becomes the Beneficial Owner of more than 50% of the issued and outstanding Shares of the Company, outstanding Options shall be treated as set forth in Section 3.7 of the Plan.

Executed as of the Grant Date:

Perlegen Sciences, Inc.

By

Name:

Title:

Grantee

PERLEGEN SCIENCES, INC.
2001 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
Perlegen Sciences, Inc.
2021 Stierlin Court
Mountain View, CA 94043
Attention: Frank Zampella
     1. Exercise of Option. Effective as of today, ___, ___, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase ___shares of the Common Stock (the “Shares”) of Perlegen Sciences, Inc. (the “Company”) under and pursuant to the Perlegen Sciences, Inc. 2001 Equity Incentive Plan (the “Plan”) and the ☐ Incentive ☐ Non-Qualified Stock Option Agreement dated ___, ___, (the “Option Agreement”).

Date of Grant:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:		$

Total Exercise Price:		$

Certificate to be issued in name of:

Cash Payment delivered herewith:	☐	$

Promissory note delivered herewith:	☐	$

Type of Option:	☐ Incentive Stock Option	☐ Non-Qualified Stock Option
     2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.
     3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.
     Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.
     4. Optionee’s Rights to Transfer Shares.
          (a) Company’s Right of First Refusal. Before any Shares held by Optionee or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).
               (i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be Transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).
               (ii) Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with subsection (c) below.
               (iii) Purchase Price. The purchase price (“Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.
               (iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.
               (v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its

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assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.
          (b) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s Immediate Family or a trust for the benefit of the Optionee’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.
     5. Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Shares upon a sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (a “Public Offering”).
     6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.
     7. Restrictive Legends and Stop-Transfer Orders.
          (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE

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ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.
          (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
          (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
     8. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.
     9. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company’s Board of Directors or committee thereof that is responsible for the administration of the Plan (the “Administrator”), which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.
     10. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.
     11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.
     12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.
     13. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

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     14. Entire Agreement. The Plan and Stock Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Stock Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

PERLEGEN SCIENCES, INC.	OPTIONEE

By:

Name:

Its:

Address:

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EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:

COMPANY	:	PERLEGEN SCIENCES, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:
     In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:
          (a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
          (b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.
          (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.
          In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.
          (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date:                                         , ____

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